TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

Merrill Lynch Life Variable Annuity

Separate Account A

Supplement Dated September 14, 2012

to the

Prospectus For

MERRILL LYNCH INVESTOR

CHOICE ANNUITY® (INVESTOR SERIES)

(Dated May 1, 2012)

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY OF NEW YORK

ML of New York Variable Annuity

Separate Account A

Supplement Dated September 14, 2012

to the

Prospectus For

MERRILL LYNCH INVESTOR

CHOICE ANNUITY® (INVESTOR SERIES)

(Dated May 1, 2012)

This supplement updates the Prospectus for Merrill Lynch Investor Choice Annuity® (Investor Series) issued by Transamerica Advisors Life Insurance Company and Transamerica Advisors Life Insurance Company of New York.

Effective on or about September 17, 2012, the Templeton Foreign Securities Fund subaccount (the “Subaccount”) will be closed to new investment. “Closed to new investment” means no one can allocate additional amounts (either through policy transfer or additional premium) to the Subaccount after September 14, 2012.

If you have any amount in the Subaccount on September 17, 2012, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the Subaccount into other subaccounts;

•	withdraw amounts from the Subaccount; and

•	maintain your current investment in the Subaccount.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging, rebalancing program or riders that contain asset allocation or rebalancing requirements) directing us to invest in the Subaccount, you need to provide us with new instructions for amounts that would have otherwise gone into the Subaccount.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Merrill Lynch Investor Choice Annuity® dated May 1, 2012